EXHIBIT 10.5.3

THIRD AMENDMENT TO
MORTGAGE PARTNERSHIP FINANCE®
INVESTMENT AND SERVICES AGREEMENT

THIS THIRD AMENDMENT to INVESTMENT AND SERVICES AGREEMENT (“Third Amendment”) is made as of the           day of March 18, 2003, between the FEDERAL HOME LOAN BANK OF CHICAGO (the “MPF® Provider”) and the FEDERAL HOME LOAN BANK OF BOSTON (the “Boston Bank”).

RECITALS:

WHEREAS, the Boston Bank and the MPF Provider have previously entered into that certain MORTGAGE PARTNERSHIP FINANCE Investment and Services Agreement dated as of April 20, 2000, amended by First and Second Amendments dated September 7, 2000 and May 18, 2001, a Custody Amendment dated November 14, 2001, and a Custody Amendment dated December 31, 2002 (together, the “I&S Agreement”) pursuant to which the parties agreed, among other things, to make the MORTGAGE PARTNERSHIP FINANCE (“MPF”) Program available to members of the Boston Bank; and

WHEREAS, the Boston Bank and the MPF Provider wish to modify the terms of the I&S Agreement regarding the amount of the Transaction Services Fee to be paid by the Boston Bank and to extend the term of the I&S Agreement in the manner set forth below.

NOW THEREFORE, in consideration of the foregoing recitals and the covenants contained herein, the parties here agree as follows:

1.  The I&S Agreement is hereby modified by deleting the first sentence of Section 2.1 Term of Agreement and substituting the following therefor: “Unless terminated earlier as provided in Section 7.2.2, the initial term of this Agreement shall be four (4) years ending on the fourth anniversary of the date of this Agreement and thereafter, this Agreement shall continue in force until terminated by either party giving the other party ninety (90) days written notice.”

2.  Section 2.4 of the I&S Agreement is hereby amended so that no Transaction Services Fee shall become due or payable under the I&S Agreement through December 31, 2003.

3.   Except for the terms of this Third Amendment, the I&S Agreement remains unmodified and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Third Amendment to be executed by their duly authorized officers as of the date first above written.

FEDERAL HOME LOAN BANK OF CHICAGO		FEDERAL HOME LOAN BANK OF BOSTON

By:	/s/ Kenneth L. Gould	By:	/s/ M. Susan Elliott
Executive Vice President
		Name:	M. Susan Elliott

		Title:	Executive Vice President

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